Exhibit 10.2

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Client Code/Reference No:

AMENDMENT

Date of Amendment:

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000 and as subsequently amended, by and between Morgan Stanley Capital International Inc. (“MSCI”) and Barclays Global Investors, N.A (“Licensee”), as amended.

1.	Exhibit A of the Agreement is hereby amended to add the following additional indices:

•	****

•	****

•	****

•	MSCI BRIC Index

•	MSCI Israel Capped Index

•	MSCI EM (Emerging Markets) Eastern Europe Index

•	****

•	****

•	****

•	****

•	****

•	****

•	****

•	****

•	****

•	****

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

BARCLAYS GLOBAL INVESTORS, N.A.		MORGAN STANLEY CAPITAL INTERNATIONAL INC.

By	/s/ D. Wojnar	By	/s/ Dennis Sidlauskas
Name	D. WOJNAR	Name	Dennis Sidlauskas
	(printed)		(printed)
Executive Director

BARCLAYS GLOBAL INVESTORS, N.A.

By	/s/ Mike Latham
Name	Mike Latham
(printed)